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                                                                   EXHIBIT 10.24

                             AMENDMENT NUMBER ONE
                                      TO
                            WAFER SUPPLY AGREEMENT

     This Amendment Number One (the "Amendment"), dated as of February 26, 1999, amends the Wafer Supply Agreement dated as of October 1, 1998, (the "OKI Agreement"), by and between OKI Electric Industry Co., Ltd. ("OKI"), a Japanese corporation, and Power Integrations, Inc., a Delaware corporation (the "Company"). Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the OKI Agreement.

                                   RECITALS
                                   --------

     WHEREAS, pursuant to the terms of the OKI Agreement, the Company grants to OKI licenses of certain of the Company's intellectual property and the Company acquires from OKI fabrication and supply of wafers of certain Power IC products;

     WHEREAS, the Company and OKI desire to amend the terms of the OKI
Agreement;

     WHEREAS, in accordance with Section 16.10 of the OKI Agreement, the OKI Agreement may be amended by an instrument in writing duly executed by authorized officers of OKI and the Company;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements of the parties contained herein, the parties hereby agree to amend the OKI Agreement as follows:

                                   AGREEMENT
                                   ---------

     1. The last sentence of EXHIBIT B shall be struck, and the following three sentences inserted in its place:


          "Additionally, a F/X_ADDITIONAL_CHARGE will be paid to OKI for each of the WAFERS accepted by PI during the first year of the Agreement. The F/X_ADDITIONAL_CHARGE will be set at * for the first quarter of the Agreement. * will set the value, in its sole discretion, including the possible value of *, of the F/X_ADDITIONAL_CHARGE for each subsequent quarter during the first year of the Agreement."

     2. This Amendment shall be governed in accordance with the laws of the State of California, without regard to conflict of law principles.

     3. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL
    TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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     4.  Except as amended hereby, the OKI Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized representatives.


OKI ELECTRIC INDUSTRY CO., LTD.              POWER INTEGRATIONS, INC.


    /s/  Yoshiaki Inoue                                /s/ C. E. Pausa

By:    Yoshiaki Inoue                        By:     C.E. Pausa

Title:   DBG SF Sales and Marketing          Title:   Vice President Operations


[*] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL
    TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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